GOODWILL AND OTHER INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL AND OTHER INTANGIBLE ASSETS
Goodwill and Other Intangible Assets

Goodwill. Assets and liabilities of acquired entities are recorded at their estimated fair values as of the acquisition date. The excess cost of the acquisition over the fair value of net assets acquired is recorded as goodwill. First Financial had goodwill of $95.1 million as of December 31, 2013 and December 31, 2012.

Goodwill is not amortized, but is measured for impairment on an annual basis as of October 1 of each year, or whenever events or changes in circumstances indicate that the fair value of a reporting unit may be below its carrying value.  First Financial performed its annual impairment test of goodwill as of October 1, 2013 and no impairment was indicated.  As of December 31, 2013, no events or changes in circumstances indicated that the fair value of a reporting unit was below its carrying value.

Other intangible assets. Other intangible assets primarily consist of core deposit intangibles.  Core deposit intangibles are recorded at their estimated fair value at the date of acquisition and are then amortized on an accelerated basis over their estimated useful lives. As of December 31, 2013 and December 31, 2012, core deposit intangibles were $5.9 million and $7.4 million, respectively. First Financial's core deposit intangibles have an estimated weighted average remaining life of 6.8 years as of December 31, 2013. Amortization expense recognized on intangible assets for 2013, 2012 and 2011 was $1.5 million, $2.6 million and $1.2 million, respectively.